UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 6, 2021 (January 6, 2021)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T-Rex Avenue, Suite 120, Boca Raton, FL 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
6.25% Notes due 2023	NEWTI	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.

On January 6, 2021 Newtek Business Services Corp. (the “Company”) completed an exempt offering (the “Offering”) of $10 million aggregate principal amount of its 6.85% notes due 2025 (the “Notes”). The Offering was consummated pursuant to the terms of a purchase agreement (the “Purchase Agreement”) dated November 27, 2020 among the Company and an accredited investor (the “Purchaser”). The initial exempt offering of $5 million aggregate principal amount of the Notes was completed on November 27, 2020 pursuant to the Purchase Agreement. On January 6, 2021, pursuant to the terms of the Purchase Agreement, the Company completed the Offering of $10 million aggregate principal amount of additional Notes by a placement notice delivered to the Purchaser prior to March 31, 2021. The Purchase Agreement provides for the Notes to be issued to the Purchaser in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied upon this exemption from registration based in part on representations made by the Purchaser. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration. The net proceeds from the sale of the Notes were approximately $9.7 million, after deducting structuring fees and estimated offering expenses, each payable by the Company. The Company intends to use the net proceeds from the sale of the Notes to fund investments in debt and equity in accordance with its investment objectives and strategies. Under the Purchase Agreement, the Company may, by mutual agreement of the parties, issue up to $15 million in aggregate principal amount of additional Notes by placement notice delivered to the Purchaser after March 31, 2021 and before November 30, 2022.

The Notes were issued under the Indenture dated as of September 23, 2015 (the “Base Indenture”), between the Company and U.S. Bank, National Association, trustee (the “Trustee”), as amended by the Fifth Supplemental Indenture, dated as of November 27, 2020 (the “Fifth Supplemental Indenture”) and as further amended by the Sixth Supplemental Indenture, dated as of January 6, 2021 (the “Sixth Supplemental Indenture” and together with the Fifth Supplemental Indenture and the Base Indenture, the “Indenture”). The Notes will mature on November 30, 2025. The Notes bear interest at a rate of 6.85% per year payable quarterly on February 28, May 31, August 31 and November 30 each year, commencing on February 28, 2021. Under the terms of the Indenture, the Notes are redeemable at any time, at the option of the Company, at a redemption price of 100% of the outstanding principal amount thereof; provided, however, that Company will pay a fee of (i) 1.00% of the principal amount of any Note redeemed before the one year anniversary of the issuance of such Note, and (i) 0.50% of the principal amount of any Note redeemed after the one year anniversary, but before the three year anniversary, of the issuance of such Note. The holder of the Notes may waive the 1.00% or 0.05% fee, as applicable, in its sole discretion.

The Notes will be the Company’s direct unsecured obligations and rank pari passu, or equal, with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. The Notes will be effectively subordinated to the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements of the Investment Company Act of 1940, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

A copy of the Base Indenture, Fifth Supplemental Indenture and Sixth Supplemental Indenture are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively and are incorporated herein by reference. The description of the Notes contained in this Form 8-K is qualified in its entirety by reference to the foregoing.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

4.1
Base Indenture, dated as of September 23, 2015, by and between the Company and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-237974) filed June 25, 2020.

4.2
Fifth Supplemental Indenture, dated as of November 27, 2020, relating to the 6.85% Notes due 2025, by and between the Company and U.S. Bank, National Association, as trustee (Incorporated by reference to Exhibit 4.2 to Newtek’s Current Report on Form 8-K, filed November 27, 2020).

4.3	Sixth Supplemental Indenture, dated as of January 6, 2021, relating to the 6.85% Notes due 2025, by and between the Company and U.S. Bank, National Association, as trustee.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: January 6, 2021	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description

4.1
Base Indenture, dated as of September 23, 2015, by and between the Company and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-237974) filed June 25, 2020.

4.2
Fifth Supplemental Indenture, dated as of November 27, 2020, relating to the 6.85% Notes due 2025, by and between the Company and U.S. Bank, National Association, as trustee (Incorporated by reference to Exhibit 4.2 to Newtek’s Current Report on Form 8-K, filed November 27, 2020).

4.3	Sixth Supplemental Indenture, dated as of January 6, 2021, relating to the 6.85% Notes due 2025, by and between the Company and U.S. Bank, National Association, as trustee.